                                      UAM Funds
                                      Funds for the Informed Investor(SM)

Heitman Real Estate Portfolio
Annual Report                                                  December 31, 1999

                                                                [LOGO OF UAM(R)]
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UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
                                                               DECEMBER 31, 1999

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                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter .....................................................     1
Portfolio of Investments .................................................     9
Statement of Assets and Liabilities ......................................    11
Statement of Operations ..................................................    12
Statement of Changes in Net Assets .......................................    13
Financial Highlights .....................................................    14
Notes to Financial Statements ............................................    16
Report of Independent Accountants ........................................    21
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UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

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February 2, 2000

Dear Shareholder:

PERFORMANCE

The last two years have been difficult ones for investors in real estate securities. While technology has led a raging bull market, Real Estate Investment Trusts (REITs) and other real estate operating companies have been facing two consecutive years of poor performance. The Heitman Real Estate Portfolio (the "Portfolio") has once again outperformed its benchmark, the Wilshire Real Estate Securities Index (WRESI) in 1999. WRESI was down -3.19% in 1999. The performance for the Portfolio for the year ended December 31, 1999 was -1.16% for the Institutional Class, and -1.62% at net asset value and -6.29%(1) at public offering price for the Advisor Class.

Average Annual Total Returns

                                                   Advisor Class     Advisor Class        Wilshire
                                    Institutional    Net Asset      Public Offering     Real Estate
                                        Class          Value            Price (1)     Securities Index      S&P 500
                                    -------------  -------------    ---------------   ----------------      -------
3/13/89(2) - 12/31/99                   7.43%            N/A               N/A              3.84%            18.94%
5/15/95(3) - 12/31/99                    N/A           10.06%             8.90%             8.98%            27.41%
10 Years Ending
   12/31/99                             8.11%            N/A               N/A              4.12%            18.20%
5 Years Ending
   12/31/99                             9.24%            N/A               N/A              8.30%            28.55%
3 Years Ending
   12/31/99                             0.54%           0.03%            -1.59%            -1.43%            27.56%
1 Year Ending
   12/31/99                            -1.16%          -1.62%            -6.29%            -3.19%            21.04%
Quarter Ending
   12/31/99                            -1.30%          -1.38%            -6.04%             0.23%            14.88%

--------------
(1) Reflects the deduction of the maximum 4.75% sales charge and assumes reinvestment of all dividends at net asset value.
(2)  Inception date of Institutional Class.
(3)  Inception date of Advisor Class. Index comparisons begin on 4/30/95.

While investors in real estate securities have not been rewarded with the strong returns registered by other areas of the stock market, consider the following attributes of real estate securities:

 . The dividend yields of the underlying companies exhibit attractive spreads to Treasury yields, as well as to yields on the S&P 500.

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UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

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 . Companies are growing their dividends and dividend coverages are falling, creating a cushion for investors, as seen in Exhibits 1 and 2.

 . Real estate markets are healthy and the U.S. economy has shown sustained strength creating good fundamentals in which companies can continue to grow cash flows at the property level.

                                    [CHART]

Exhibits 1 and 2

        Rate of Growth = 4.8%                    Rate of Decline = 3.6%

       1995             $1.54                    1995               83%
       1996             $1.60                    1996               82%
       1997             $1.67                    1997               78%
       1998             $1.76                    1998               74%
       1999             $1.85                    1999               72%

 . Cash flow multiples are the lowest we have seen since the modern REIT era began in 1992.

 . The real estate securities industry is trading at a discount to the underlying value of the assets.

 . Companies are successfully generating strong earnings growth while operating in capital constrained environments. Selling assets and recycling the capital into stock buybacks and higher yielding assets is creating value for shareholders.

 . Real estate securities offer diversification benefits when they are used in a mixed asset portfolio.

Based on the above factors, we believe publicly traded real estate securities may be poised for a turn around. The late-December rally should give investors hope. The Portfolio's management team continues to adhere to its philosophy of investing in companies with long term sustainable growth rates, which are also reasonably priced. With current valuations in the market, the Portfolio is able to invest in some of the highest quality publicly traded real estate companies at very attractive prices.

From a sector standpoint, apartments were the best performing sector for the year. The Portfolio maintained at least a market weighting in the apartment sector throughout the year, often times over-weighting this sector, which contributed additional

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return. The Portfolio also maintained an over-weighting in both the office and industrial sectors. These sectors were the other positive performing sectors in the WRESI for the year.

The worst performing sector for the year in the WRESI was the regional mall sector. The Portfolio kept a low exposure to this sector all year long, with a maximum of 2% of the Portfolio invested in this sector at any time during the year. Currently, the Portfolio has no regional mall holdings, as we wait for the potential negative effects of e-commerce to play out. For a second year in a row, the Portfolio remained out of the hotel sector, due mostly to concerns over the unfavorable supply and demand dynamics. The hotel sector was the second worst performing sector in the WRESI during 1999.

REAL ESTATE MARKET CONDITIONS

US property markets continue to exhibit remarkable stability. With the current economic expansion beyond seven years, the demand for all types of real estate remains robust. In addition, widespread overbuilding, the culprit of the last real estate downturn, is not a current threat in any property sector. As regional markets have recovered there have been some minor episodes of over-supply in a few markets, but in aggregate the capital markets have not supplied the funds that would allow real estate markets to become severely overbuilt. We expect these favorable supply/demand conditions to continue through 2000 and beyond.

Looking at the various property types, in 1999 REIT investors appear to have favored property sectors with the most orderly, least volatile development cycles. The apartment and industrial sectors lead performance in the WRESI in 1999 with returns of 10.5% and 5.5%, respectively. The office sector had the next best performance in 1999, with a return of 3.2%. While the office sector has a more volatile development cycle, office enjoyed stronger earnings growth than most other sectors in 1999 because it was the last sector to fully recover from the high vacancy of the early 1990s (see chart below). The worst performing sectors in the Wilshire appear to have been bitten by the internet bug. All types of retail, (local, regional, and factory outlet), had double digit negative returns in 1999, despite posting solid earnings. Hotels also dramatically under-performed the WRESI at -13.3% due to investor concerns over slowing revenue growth, increased leverage, and significant new development.

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                                    [CHART]

National Vacancy Rates
Office, Industrial and Apartment Sector
1992, 1998, 1999 (Q3)
                                 1992             1998            1999
                                 ----             ----            ----
      Office Suburan             20.9%            9.1%            10.4%
      Office Downtown            17.9%            8.7%             8.7%
      Industrial                 10.4%            7.0%             7.4%
      Apartment                   6.8%            4.2%             3.9%

Source: Heitman/PRA Securities Advisors LLC and Heitman Capital Management LLC

Looking in more detail at each sector:

 . Apartment - Markets continue to enjoy low vacancy with the national vacancy rate under 4%, and rent growth well ahead of inflation. While new supply has picked up in the strongest markets, almost three-quarters of the nation's apartment markets have a vacancy rate below 5%.

 . Industrial - The 1990s has been a good decade for owners of industrial property. Between 1992 and 1997 demand outpaced new supply resulting in a declining national vacancy rate. As vacancy fell, rent growth accelerated, peaking in late 1996. More recently, supply has caught up with demand in the industrial sector causing the vacancy rate to inch up to 7.4% (see chart above). Still, more than two-thirds of the nation's industrial markets remain below 8% vacant. As supply has picked up rent growth has also moderated from 6% or better in 1996-97, to a more sustainable 3-4% in 1998-99.

 . Office - During the 1990's the office sector has been a bit of a laggard, trailing other sectors in the broader real estate recovery. In 1998 the overall theme was still rapid recovery in most office markets. During 1999 the story changed, and today US office markets have reached a point of overall balance at or near a cyclical peak. Now the story is more about balance, encouraging signs of supply discipline, and continued prospects for solid if not record-setting rent growth. For the first time since 1991,

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during 1999 office supply is estimated to have outpaced demand. Most of the new supply continues to be in suburban markets and as a result, the downtown vacancy rate remains stable while the suburban rate has crept up (see chart above). The increased supply is reflected in moderating rent growth. The 10-15% rent growth of 1998 settled into a more sustainable 4-6% range during 1999.

 . Retail - It was a tale of two markets for retail during 1999. While retail sales news was stellar and the profitability of REIT-owned assets was strong, the stock price performance of retail REITs was consistently terrible. For most of the year, traditional retailers' stock prices suffered along with REITs. As late as August, the S&P Retail Index was down more than 6%, but as positive holiday sales news began, the retailer's stocks rallied, while retail REIT stocks did not. The contrast between retail REIT stock prices and the strength of retail real estate was principally related to fears about e-commerce. While the internet is having some impact on existing retailers, the 1999 holiday season was one of the best in recent memory for traditional retailers, with sales at the nation's malls up 7.7% over 1998, according to data from the International Council of Shopping Centers (ICSC). An estimated 1.2 billion shoppers visited the nation's malls this holiday season. The strong holiday sales were just a continuation of the strong sales recorded for all of 1999. Indeed, 1999's strong sales were a continuation of a string of strong sales since 1996. As a result of strong retail sales the national vacancy rate has declined steadily since 1992 and rents have risen in concert, since 1993.

                                    [CHART]
US NON-Auto Retail Sales
Year-Over-Year Change
1992 to 1999
                           1992                4.1%
                           1993                4.6%
                           1994                5.7%
                           1995                3.8%
                           1996                5.0%
                           1997                4.2%
                           1998                7.1%
                           1999 (Dec)          9.4%

Source: Heitman/PRA Securities Advisors LLC and Heitman Capital Management LLC
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UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

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 . Hotel - The hotel sector was the second worst performing sector in the WRESI for 1999, down 13.4% for the year. Much of the investor concern regarding hotels is well grounded. The construction of new hotels in 1999 was roughly 150,000 rooms which makes this the most over-supplied real estate sector. The supply of new rooms has put pressure on occupancy and room rates, particularly in the mid-price, economy and limited service segments. Although the sector is currently suffering from too much supply, demand remains solid as the strong economy encourages both business and leisure travel. If demand holds up in 2000, fundamental trends should improve in 2000 and 2001, as we expect material reductions in new supply.

 . Other - The other boutique segments (manufactured housing and self storage) of the REIT market had mixed results during 1999. Manufactured housing outperformed the overall market with a decline of 1.9% for the WRESI. The self storage sector under-performed with a decline of 8.2% for the WRESI. In both cases the stock price declines were not related to real estate market fundamentals. Manufactured housing benefits from the same strong demand that apartments do, and there is very little new supply in this sector, primarily due to difficulties in getting regulatory (zoning) approval. Supply/demand conditions in the self-storage sector are also favorable with occupancy near a decade long high and rent growth well above inflation. Investor concerns centered on slower earnings growth in 2000 related to the cost of developing new facilities and the time required to lease them up.

NEAR TERM OUTLOOK

We believe there is compelling value in the REIT sector and believe this value may be realized in 2000. Given the generally healthy state of US property markets, the fundamental drivers of earnings for REITs remain favorable. REITs should continue to grow earnings through active management of core portfolios, through reinvestment of free cash flow into acquisitions and developments of new real estate assets, and through capital recycling such as asset sales paired with stock repurchase programs. Although REIT earnings growth has slowed since the heady days of 1996 and 1997, we expect REIT growth rates to stabilize at approximately 7-8% per annum, and expect REIT price to earnings multiples, which have been contracting since 1997 in expectation of slowing growth, to stabilize as well.

In this stable but lower growth environment, dividend income will represent a significant component of REIT total return. As of December 31, the dividend yield on the WRESI stood at 7.6% compared to yields of 6.4% on the 10-year Treasury and 4.4% on the S&P Utilities Index. REIT dividends are growing since dividends must grow as taxable income grows in order to maintain compliance with REIT tax regulations (Exhibit 1). REIT dividends are also secure, representing on average approximately 72% of REIT earnings (Exhibit 2).

Capital appreciation will comprise the balance of REIT total return. As of December 31, 1999, the average REIT stock price represented an approximate 15% discount to

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the net asset value of the real estate owned by the REIT. We do not expect this discount to persist. In addition, assuming healthy property markets with balanced supply and demand dynamics such as we have today, we expect property cash flows to increase, driving property values and REIT stock prices higher.

As Advisor to the Portfolio we remain loyal to our value investing style which we interpret as growth at a reasonable price. We will continue to search for companies which we believe will deliver solid, stable earnings growth and which we believe are attractively priced relative to this growth.

Sincerely,

/s/ Timothy J. Pire       /s/ Larry Antonatos         /s/ Reagan Pratt

Timothy J. Pire           Larry Antonatos             Reagan Pratt
Co-Portfolio Manager      Co-Portfolio Manager        Co-Portfolio Manager

The investment results presented in this report represent past performance and should not be construed as a guarantee of future results. A portfolio's performance assumes the reinvestment of all dividends and distributions. There are no assurances that a portfolio will meet its stated objectives. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's holdings are subject to change because it is actively managed. Portfolio changes should not be considered recommendations for action by individual investors.


                        Definition of Comparative Indices
                        ---------------------------------

Standard & Poor's 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

Standard & Poor's Retail Index is a market capitalization weighted index representative of the retail component of the Standard & Poor's 500 Index.

Standard & Poor's Utilities Index is a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange.

Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by he institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

The comparative indices assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.

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                                    [GRAPH]

Growth of a $10,000 Investment
AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED DECEMBER 31, 1999

  Institutional Class Shares                  Advisor Class Shares
1 Year     5 Years     10 Years           1 Year        Since 5/15/95*
 1.16%      9.24%       8.11%             -1.62%            10.03%


                HEITMAN         S&P         WILSHIRE
12/31/89         10,000        10,000        10,000
  Dec-90          7,784         9,690         6,654
  Dec-91          9,618        12,642         7,987
  Dec-92         11,337        13,604         8,578
  Dec-93         13,615        14,969         9,884
  Dec-94         14,024        15,165        10,046
  Dec-95         15,548        20,859        11,418
  Dec-96         21,466        25,644        15,627
  Dec-97         25,999        34,196        18,722
  Dec-98         22,068        43,976        15,458
  Dec-99         21,812        53,228        14,965


*    Beginning of operations.

+ The graph presents the performance of the Institutional Class shares. The performance of the Advisor Class shares will vary based upon the different inception date and fees (including 12b-1 fees and sales load) assessed to that class. The Advisor Class shares' performance reflects the deduction of the maximum 4.75% sales charge.

The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The comparative indices assume reinvestment of dividends and, unlike a portfolio's returns,do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.

                See definition of comparative indices on page 7.

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UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
                                                   DECEMBER 31, 1999

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PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 92.1%


                                                      Shares           Value
                                                     --------       -----------
 AMB Property                                          74,500       $ 1,485,344
 Apartment Investment & Management                     78,200         3,113,337
 Archstone Communities Trust                          171,820         3,522,310
 Arden Reality                                        126,100         2,529,881
 Bedford Property Investors                           156,900         2,677,106
*Cadillac Fairview                                     59,900         1,377,700
 CenterPoint Properties                                36,400         1,305,850
 Centertrust Retail Properties                        226,900         2,198,094
 Chelsea GCA Realty                                    82,393         2,451,192
 Developers Diversified Realty                         99,860         1,285,697
 Duke Realty Investments                              158,430         3,089,385
 Eastgroup Properties                                  87,718         1,622,783
 Equity Office Properties Trust                       224,700         5,533,237
 Equity Residential Properties Trust                  132,666         5,663,180
 Essex Property Trust                                 116,852         3,972,968
*Excel Legacy                                         384,745         1,274,468
 Franchise Finance Corp of America                     93,100         2,228,581
 Home Properties of New York                           57,700         1,583,144
 Kilroy Realty                                        168,200         3,700,400
 Kimco Realty                                          58,500         1,981,687
 Mack-Cali Realty                                     109,400         2,851,238
 Manufactured Home Communities                         47,700         1,159,706
 Parkway Properties                                    48,600         1,400,288
 Philips International Realty                         179,300         2,947,244
 Prentiss Properties Trust                             76,900         1,614,900
 ProLogis Trust                                       197,570         3,803,223
 PS Business Parks                                     41,100           935,025
 Public Storage                                       116,320         2,639,010
 Reckson Assoc. Realty, Cl B                          224,429         5,105,760
 Regency Realty                                        89,200         1,784,000
*Security Capital Group, Cl B                         232,400         2,905,000
 Spieker Properties                                    15,600           568,425
 Sun Communities                                       34,700         1,116,906
 Trizec Hahn                                          228,600         3,857,625
 U.S. Restaurant Properties                            15,900           227,569
 Vornado Realty Trust                                  11,900           386,750
 Walden Residential Properties                         85,600         1,851,100
                                                                    -----------
 TOTAL COMMON STOCKS
    (Cost $92,214,914)                                              $87,750,113
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
                                                   DECEMBER 31, 1999

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PREFERRED STOCKS -- 6.0%

                                                                           Shares        Value
                                                                          --------   -----------
   Health Care Property Investors, 7.875%, Series A                        36,900    $   571,950
   ProLogis Trust, 8.54%, Series C                                         24,670        928,085
   Taubman Center, 8.30%, Series A                                         82,200      1,243,275
   Vornado Realty Trust, 6.50%, Series A                                   64,100      2,988,663
                                                                                     -----------
   TOTAL PREFERRED STOCKS
      (Cost $7,081,466)                                                                5,731,973
                                                                                     -----------

 SHORT-TERM INVESTMENT -- 1.2%
                                                                          Face
                                                                         Amount
                                                                       ----------
 REPURCHASE AGREEMENT
   Chase Securities Inc. 3.00%, dated 12/31/99, due 01/03/00, to be repurchased at $1,120,280, collateralized by 1,033,055 of a U.S. Treasury Bond, valued at $1,120,005
      (Cost $1,120,000)                                                $1,120,000      1,120,000
                                                                                     -----------
   TOTAL INVESTMENTS -- 99.3%
      (Cost $100,416,380) (A)                                                         94,602,086
                                                                                     -----------
   OTHER ASSETS AND LIABILITIES, NET -- 0.7%                                             666,645
                                                                                     -----------
   TOTAL NET ASSETS -- 100.0%                                                        $95,268,731
                                                                                     ===========

--------------------------------------------------------------------------------

*    Non-income producing security
Cl   Class
(A) The cost for federal income tax purposes was $100,786,154. At December 31, 1999, net unrealized depreciation for all securities based on tax cost was $6,184,068. This consisted of aggregate gross unrealized appreciation for all securities of $2,482,276 and aggregate gross unrealized depreciation for all securities of $8,666,344.

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
                                                   DECEMBER 31, 1999

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STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Cost ...............................................   $100,416,380
                                                                       ============
Investments, at Value -- Note A ....................................   $ 94,602,086
Cash ...............................................................          6,776
Receivable for Investments Sold ....................................        193,116
Dividends Receivable ...............................................        742,643
Interest Receivable ................................................            923
                                                                       ------------
   Total Assets ....................................................     95,545,544
                                                                       ------------
Liabilities
Payable for Portfolio Shares Redeemed ..............................         88,935
Payable for Investment Advisory Fees -- Note B .....................         59,554
Payable for Administrative Fees -- Note C ..........................         55,930
Payable for Distribution and Shareholder Servicing Fees -- Note E ..         44,371
Payable for Trustees' Fees -- Note F ...............................            250
Other Liabilities ..................................................         27,773
                                                                       ------------
   Total Liabilities ...............................................        276,813
                                                                       ------------
Net Assets .........................................................   $ 95,268,731
                                                                       ============
Net Assets Consist of:
Paid in Capital ....................................................   $101,478,823
Accumulated Net Realized Loss ......................................       (395,798)
Unrealized Depreciation ............................................     (5,814,294)
                                                                       ------------
Net Assets .........................................................   $ 95,268,731
                                                                       ============
Institutional Class Shares
Net Assets .........................................................   $ 65,766,761
Shares Issued and Outstanding+ .....................................      8,177,849
Net Asset Value, Offering and Redemption Price Per Share ...........          $8.04
                                                                              =====
Advisor Class Shares
Net Assets .........................................................   $ 29,501,970
Shares Issued and Outstanding+ .....................................      3,670,255
Net Asset Value, Offering and Redemption Price Per Share ...........          $8.04
                                                                              =====
Offering Price Per Share ($8.04 / .9525) ...........................          $8.44
                                                                              =====

+    Unlimited Number of Shares Authorized

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                   HEITMAN REAL ESTATE PORTFOLIO
                                            FOR THE YEAR ENDED DECEMBER 31, 1999

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Dividends ..........................................                $ 7,410,008
Interest ...........................................                    188,015
                                                                    -----------
   Total Income ....................................                  7,598,023
                                                                    -----------
Expenses
Investment Advisory Fees -- Note B .................                    858,702
Administrative Fees -- Note C ......................                    360,836
Distribution and Shareholder Servicing Fees-- Note E                    195,007
Registration and Filing Fees .......................                     26,002
Printing Fees ......................................                     25,194
Custodian Fees -- Note D ...........................                     26,532
Audit Fees .........................................                     22,307
Legal Fees .........................................                     21,089
Insurance Expense ..................................                      4,786
Trustees' Fees -- Note F ...........................                      3,752
Other Expenses .....................................                    100,894
                                                                    -----------
   Net Expenses Before Expense Offset ..............                  1,645,101
Expense Offset -- Note A ...........................                     (2,441)
                                                                    -----------
   Net Expenses After Expense Offset ...............                  1,642,660
                                                                    -----------
Net Investment Income ..............................                  5,955,363
                                                                    -----------
Net Realized Gain on Investments ...................                  1,906,579
Net Change in Unrealized Depreciation on Investments                 (9,900,460)
                                                                    -----------
Net Realized and Unrealized Loss on Investments ....                 (7,993,881)
                                                                    -----------
Net Decrease in Net Assets Resulting from Operations                ($2,038,518)
                                                                    ===========

The accompanying notes are an integral part of the financial statements.

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STATEMENT OF CHANGES IN NET ASSETS


                                                                    Year Ended              Year Ended
                                                                   December 31,            December 31,
                                                                       1999                    1998
                                                                   ------------             -----------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income ...............................          $   5,955,363           $   4,914,015
   Net Realized Gain (Loss) ............................              1,906,579              (1,119,614)
   Net Change in Unrealized Depreciation ...............             (9,900,460)            (32,818,271)
                                                                  -------------           -------------
   Net Decrease in Net Assets Resulting
     from Operations ...................................             (2,038,518)            (29,023,870)
                                                                  -------------           -------------
Distributions:
Net Investment Income:
   Institutional Class .................................             (4,360,546)             (2,991,800)
   Advisor Class .......................................             (1,937,600)             (1,920,451)
                                                                  -------------           -------------
     Total Distributions ...............................             (6,298,146)             (4,912,251)
                                                                  -------------           -------------
Capital Share Transactions (1):
Institutional Class
   Issued ..............................................             27,423,998              25,351,539
   In Lieu of Cash Distributions .......................              2,087,262               1,228,296
   Redeemed ............................................            (37,909,875)            (62,055,189)
                                                                  -------------           -------------
     Net Decrease from Institutional Class Shares ......             (8,398,615)            (35,475,354)
                                                                  -------------           -------------
Advisor Class
   Issued ..............................................              4,702,989              17,255,816
   In Lieu of Cash Distributions .......................              1,774,948               1,783,126
   Redeemed ............................................            (20,856,749)            (43,212,483)
                                                                  -------------           -------------
     Net Decrease from Advisor Class Shares ............            (14,378,812)            (24,173,541)
                                                                  -------------           -------------
     Net Decrease from Capital Share Transactions ......            (22,777,427)            (59,648,895)
                                                                  -------------           -------------
        Total Decrease .................................            (31,114,091)            (93,585,016)
Net Assets:
   Beginning of Period .................................            126,382,822             219,967,838
                                                                  -------------           -------------
   End of Period (including undistributed net investment
     income of $0 and $0, respectively) ................          $  95,268,731           $ 126,382,822
                                                                  =============           =============
(1) Shares Issued and Redeemed:
Institutional Class:
   Issued ..............................................              3,286,557               2,780,776
   In Lieu of Cash Distributions .......................                255,942                 130,019
   Redeemed ............................................             (4,610,221)             (6,508,467)
                                                                  -------------           -------------
     Net Decrease from Institutional Class Shares ......             (1,067,722)             (3,597,672)
                                                                  -------------           -------------
Advisor Class:
   Issued ..............................................                558,272               1,747,978
   In Lieu of Cash Distributions .......................                217,948                 189,561
   Redeemed ............................................             (2,518,320)             (4,639,720)
                                                                  -------------           -------------
     Net Decrease from Advisor Class Shares ............             (1,742,100)             (2,702,181)
                                                                  -------------           -------------
     Net Decrease in Shares Outstanding ................             (2,809,822)             (6,299,853)
                                                                  =============           =============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                     Institutional Class Shares
                                    ---------------------------------------------------------------
                                                      Years Ended December 31,
                                    ---------------------------------------------------------------
                                      1999          1998         1997          1996          1995
                                    --------      --------     --------      --------      --------
Net Asset Value,
   Beginning of Period .......       $  8.62      $ 10.49      $  10.96      $   8.65      $  8.30
                                     -------      -------      --------      --------      -------
Income from Investment
   Operations
   Net Investment Income .....          0.43         0.32          0.40          0.37         0.33
   Net Realized and Unrealized
     Gain (Loss) .............         (0.54)       (1.88)         1.82          2.82         0.53
                                     -------      -------      --------      --------      -------
   Total from Investment
     Operations ..............         (0.11)       (1.56)         2.22          3.19         0.86
                                     -------      -------      --------      --------      -------
Distributions:
   Net Investment Income .....         (0.47)       (0.31)        (0.40)        (0.37)       (0.33)
   In Excess of Net Investment
     Income ..................         --           --            (0.05)        (0.10)       --
   Net Realized Gain .........         --           --            (2.24)        (0.41)       --
   Tax Return of Capital (a) .         --           --            --            --           (0.18)
                                     -------      -------      --------      --------      -------
     Total Distributions .....         (0.47)       (0.31)        (2.69)        (0.88)       (0.51)
                                     -------      -------      --------      --------      -------
Net Asset Value, End of Period       $  8.04      $  8.62      $  10.49      $  10.96      $  8.65
                                     =======      =======      ========      ========      =======

Total Return .................         (1.16)%     (15.12)%       21.12%        38.06%       10.87%
                                     =======      =======      ========      ========      =======

Ratios/Supplemental Data
Net Assets, End of Period
   (Thousands) ...............       $65,767      $79,717      $134,746      $129,275      $95,692
Ratio of Expenses to Average
   Net Assets ................          1.25%        1.22%         1.09%         1.23%        1.29%
Ratio of Net Investment Income
   to Average Net Assets .....          5.12%        3.14%         3.57%         4.09%        3.97%
Portfolio Turnover Rate ......            49%          80%           90%           60%          65%

(a) Historically, the Portfolio has distributed to its shareholders amounts approximating dividends received from the REITs. Such distributions may include a portion which may be a return of capital.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                  Advisor Class Shares
                                   ----------------------------------------------------
                                                                               May 15,
                                            Year Ended December 31,           1995+ to
                                   ----------------------------------------   December
                                    1999       1998       1997       1996     31, 1995
                                   -------    -------    -------    -------  ----------
Net Asset Value,
   Beginning of Period ..........  $  8.62    $ 10.50    $ 10.98    $  8.67    $ 8.00
                                   -------    -------    -------    -------
Income from Investment Operations
   Net Investment Income ........     0.39       0.25       0.35       0.31      0.23
   Net Realized and Unrealized
     Gain (Loss) ................    (0.53)     (1.86)      1.80       2.84      0.80
                                   -------    -------    -------    -------    ------
   Total from Investment
     Operations .................    (0.14)     (1.61)      2.15       3.15      1.03
                                   -------    -------    -------    -------    ------
Distributions:
   Net Investment Income ........    (0.44)     (0.27)     (0.35)     (0.31)    (0.23)
   In Excess of Net Investment
     Income .....................       --         --      (0.04)     (0.12)       --
   Net Realized Gain ............       --         --      (2.24)     (0.41)       --
   Tax Return of Capital (a) ....       --         --         --         --     (0.13)
                                   -------    -------    -------    -------    ------
     Total Distributions ........    (0.44)     (0.27)     (2.63)     (0.84)    (0.36)
                                   -------    -------    -------    -------    ------
Net Asset Value, End of Period ..  $  8.04    $  8.62    $ 10.50    $ 10.98    $ 8.67
                                   =======    =======    =======    =======    ======

Total Return (b) ................    (1.62)    (15.54)%    20.44%     37.44%    13.19%
                                   =======    =======    =======    =======    ======

Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) ..................  $29,502    $46,665    $85,222    $79,805    $5,520
Ratio of Expenses to Average
   Net Assets ...................     1.73%      1.73%      1.59%      1.73%     1.99%*(c)
Ratio of Net Investment Income
   to Average Net Assets ........     4.64%      2.65%      3.14%      3.91%     4.27%*(c)
Portfolio Turnover Rate .........       49%        80%        90%        60%       65%

*    Annualized
+    Initial Offering of Advisor Shares
(a) Historically, the Portfolio has distributed to its shareholders amounts approximating dividends received from the REITs. Such distributions may include a portion which may be a return of capital.
(b) This result does not include the sales charge. If the charge had been included, the return would have been lower.
(c) During 1995, the Advisor agreed to reimburse a portion of the Advisor Shares' expenses. Without reimbursement, the expense ratio would have been 5.34% and the ratio of net investment income to average net assets would have been 0.92%.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Heitman Real Estate Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified open-end management investment company. At December 31, 1999, the UAM Funds were comprised of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The Portfolio currently offers two separate classes of shares--Institutional Class Shares and Advisor Class Shares. Both classes of shares have identical voting rights (except Advisor Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. Additionally, the Advisor Class Shares have a sales load with a maximum value of 4.75%. The Portfolio's investment objective is to obtain a high total return consistent with reasonable risk by investing primarily in equity securities of public companies principally engaged in the real estate business.

     On July 1, 1998, the Portfolio acquired the assets and certain liabilities of the Heitman Real Estate Fund, a series of Heitman Securities Trust (the "Trust"), pursuant to a plan of reorganization approved by its shareholders. The acquisition was accompanied by a tax-free exchange of shares of the Portfolio in an amount equal to the outstanding shares of the Trust. The financial statements of the Portfolio reflect the historical financial results of the Trust prior to the reorganization.

     Because the Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Portfolio may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the reported bid price quoted on such day. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

     2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

     4. Distributions to Shareholders: The Portfolio will normally distribute all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date. The Portfolio's distributions to shareholders may include a return of capital received from the REITs as well as returns of capital attributed to distributions of other income for financial reporting purposes which was not subject to taxation.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the recognition of gains and losses on securities and permanent differences such as return of capital adjustments on REIT distributions.

     These permanent book and tax basis differences resulted in reclassifications for the year ended December 31, 1999, as follows, a decrease in paid in capital of $342,783 and an increase in accumulated net investment income of $342,783.

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income (loss) per share in the financial highlights.

     5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

     Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

     B. Advisory Services: Under the terms of an investment advisory agreement, Heitman/PRA Securities Advisers, LLC (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of the first $100 million of daily average net assets and 0.65% of daily average net assets in excess of $100 million.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Investments Mutual Fund Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, DST Systems, Inc., ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

     Pursuant to the Agreement, the Portfolio pays the Administrator 0.093% per annum of the average daily net assets of the Portfolio, an annual base fee of no more than $94,250, and a fee based on the number of active shareholder accounts.

     For the period ended December 31, 1999, the Administrator was paid $360,836, of which $11,617 was paid to SEI for their services, $79,672 to DST for their services, and $93,767 to UAMSSC for their services.

     Prior to November 1, 1999, Chase Global Funds Services Company ("CGFSC") served as the Portfolio's Sub-administrator. For the period of January 1, 1999 to October 31, 1999, CGFSC was paid $88,838 for their services.

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets and the assets are held in accordance with the custodian agreement.

     E. Distribution Services: UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. At the discretion of UAM Fund Distributors, Inc., the entire sales charge it receives for distribution of the Advisor Class Shares may at times be reallowed to authorized dealers responsible for the sale.

     The Portfolio has adopted a Distribution and Service Plan (the "Plan") for the Advisor Class Shares in accordance with Rule 12b-1 under the 1940 Act. Under the provisions of the Plan, the Portfolio may not incur distribution and service fees which exceed the annual rate of 0.50% of the average daily net assets of Advisor Class Shares' net assets, without first obtaining shareholder approval.

     The Portfolio's Advisor Class Shares are currently making payments for distribution fees at an annual rate of 0.25% of average daily net assets. In addition, the Portfolio pays service fees at an annual rate of 0.25% of the average daily net assets of Advisor Class shares owned by the clients of the Service Agents.

     ACG Capital Corporation acts as limited distributor of Advisor Class Shares by providing certain administrative and support services to those broker-dealer firms and registered representatives who have offered and sold Advisor Class Shares prior to March 31, 1999.

     F. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
                                                   DECEMBER 31, 1999
--------------------------------------------------------------------------------

     G. Purchases and Sales: For the year ended December 31, 1999, the Portfolio made purchases of $55,500,499 and sales of $75,696,662 of investment securities other than long-term U.S. Government and short-term securities. Purchases and sales of long-term U.S. Government securities were $0 and $0, respectively.

     H. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended December 31, 1999, the Portfolio had no borrowings under the agreement.

     I. Other: At December 31, 1999, 59% of total Institutional Class Shares outstanding were held by 2 record Shareholders owning 10% or greater of the aggregate total Institutional Class Shares outstanding. And, 40% of total Adviser Class Shares were held by 1 record shareholder.

     At December, 31, 1999, the Portfolio had available a capital loss carryover for Federal Income tax purposes of approximately $26,026 which will expire on December 31, 2006.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
                                                   DECEMBER 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees of
UAM Funds Trust and Shareholders of
Heitman Real Estate Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heitman Real Estate Fund (one of the portfolios constituting the UAM Funds Trust, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 15, 2000.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
                                                   DECEMBER 31, 1999
--------------------------------------------------------------------------------

Officers and Trustees

Norton H. Reamer                               Peter M. Whitman, Jr.
Trustee, President and Chairman                Trustee

John T. Bennett, Jr.                           William H. Park
Trustee                                        Vice President

Nancy J. Dunn                                  Michael E. DeFao
Trustee                                        Secretary

Philip D. English                              Gary L. French
Trustee                                        Treasurer

William A. Humenuk                             Robert R. Flaherty
Trustee                                        Assistant Treasurer

James P. Pappas                                Robert J. Della Croce
Trustee                                        Assistant Treasurer
--------------------------------------------------------------------------------
UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Heitman/PRA Securities Advisers, LLC
180 North LaSalle Street
Chicago, IL 60601

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------